AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2022	2021	Change	2022	2021	Change
Operating Revenues
Service	$24,268	$30,651	(20.8)%	$48,267	$61,093	(21.0)%
Equipment	5,375	5,089	5.6%	11,088	10,524	5.4%
Total Operating Revenues	29,643	35,740	(17.1)%	59,355	71,617	(17.1)%

Operating Expenses
Cost of revenues
Equipment	5,534	5,315	4.1%	11,570	10,841	6.7%
Broadcast, programming and operations	—	3,397	—%	—	6,989	—%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,807	7,446	(8.6)%	13,506	14,919	(9.5)%
Selling, general and administrative	7,265	7,581	(4.2)%	14,243	15,207	(6.3)%
Asset impairments and abandonments and restructuring	631	—	—%	631	—	—%
Depreciation and amortization	4,450	4,429	0.5%	8,912	8,895	0.2%
Total Operating Expenses	24,687	28,168	(12.4)%	48,862	56,851	(14.1)%
Operating Income	4,956	7,572	(34.5)%	10,493	14,766	(28.9)%
Interest Expense	1,502	1,640	(8.4)%	3,128	3,463	(9.7)%
Equity in Net Income (Loss) of Affiliates	504	(18)	—%	1,025	(24)	—%
Other Income (Expense) — Net	2,302	1,206	90.9%	4,459	5,436	(18.0)%
Income from Continuing Operations Before Income Taxes	6,260	7,120	(12.1)%	12,849	16,715	(23.1)%
Income tax expense on continuing operations	1,509	1,151	31.1%	2,949	3,160	(6.7)%
Income From Continuing Operations	4,751	5,969	(20.4)%	9,900	13,555	(27.0)%
Income (loss) from discontinued operations, net of tax	(214)	(4,095)	94.8%	(199)	(3,739)	94.7%
Net Income	4,537	1,874	—%	9,701	9,816	(1.2)%
Less: Net Income Attributable to Noncontrolling Interest	(380)	(304)	(25.0)%	(734)	(696)	(5.5)%
Net Income Attributable to AT&T	$4,157	$1,570	—%	$8,967	$9,120	(1.7)%
Less: Preferred Stock Dividends	(52)	(56)	7.1%	(100)	(106)	5.7%
Net Income Attributable to Common Stock	$4,105	$1,514	—%	$8,867	$9,014	(1.6)%

Basic Earnings Per Share Attributable to Common Stock
From continuing operations	$0.60	$0.77	(22.1)%	$1.26	$1.76	(28.4)%
From discontinued operations	$(0.03)	$(0.56)	94.6%	$(0.03)	$(0.51)	94.1%
	$0.57	$0.21	—%	$1.23	$1.25	(1.6)%
Weighted Average Common Shares Outstanding (000,000)	7,169	7,168	—%	7,176	7,165	0.2%
Diluted Earnings Per Share Attributable to Common Stock [1]
From continuing operations	$0.59	$0.76	(22.4)%	$1.23	$1.73	(28.9)%
From discontinued operations	$(0.03)	$(0.54)	94.4%	$(0.02)	$(0.49)	95.9%
	$0.56	$0.22	—%	$1.21	$1.24	(2.4)%
Weighted Average Common Shares Outstanding with Dilution (000,000) [1]	7,611	7,484	1.7%	7,584	7,483	1.3%
[1]Reflects retrospective adoption of Accounting Standards Update (ASU) No. 2020-06

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Jun. 30,	Dec. 31,
	2022	2021
Assets
Current Assets
Cash and cash equivalents	$4,018	$19,223
Accounts receivable – net of related allowances for credit loss of $655 and $658	11,377	12,313
Inventories	3,241	3,325
Prepaid and other current assets	15,764	16,131
Assets from discontinued operations	85	119,776
Total current assets	34,485	170,768
Property, Plant and Equipment – Net	125,135	121,649
Goodwill	92,746	92,740
Licenses – Net	123,557	113,830
Other Intangible Assets – Net	5,371	5,391
Investments in and Advances to Equity Affiliates	4,523	6,168
Operating Lease Right-Of-Use Assets	21,808	21,824
Other Assets	18,808	19,252
Total Assets	$426,433	$551,622
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$6,210	$24,620
Note payable to DIRECTV	619	1,245
Accounts payable and accrued liabilities	35,459	39,095
Advanced billings and customer deposits	3,603	3,966
Dividends payable	2,013	3,749
Liabilities from discontinued operations	85	33,555
Total current liabilities	47,989	106,230
Long-Term Debt	129,747	151,011
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	55,301	53,767
Postemployment benefit obligation	9,775	12,560
Operating lease liabilities	18,749	18,956
Other noncurrent liabilities	28,365	25,243
Total deferred credits and other noncurrent liabilities	112,190	110,526
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	124,050	130,112
Retained earnings	2,128	42,350
Treasury stock	(17,160)	(17,280)
Accumulated other comprehensive income	2,307	3,529
Noncontrolling interest	17,561	17,523
Total stockholders’ equity	136,507	183,855
Total Liabilities and Stockholders’ Equity	$426,433	$551,622

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six-Month Period
	2022	2021
Operating Activities
Income from continuing operations	$9,900	$13,555
Adjustments to reconcile income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	8,912	8,895
Provision for uncollectible accounts	870	606
Deferred income tax expense	2,324	3,525
Net (gain) loss on investments, net of impairments	333	(310)
Pension and postretirement benefit expense (credit)	(1,735)	(1,903)
Actuarial (gain) loss on pension and postretirement benefits	(2,398)	(2,647)
Asset impairments and abandonments and restructuring	631	—
Changes in operating assets and liabilities:
Receivables	1,292	796
Other current assets	11	751
Accounts payable and other accrued liabilities	(3,905)	(4,108)
Equipment installment receivables and related sales	342	811
Deferred customer contract acquisition and fulfillment costs	(506)	394
Postretirement claims and contributions	(186)	(207)
Other - net	(515)	(375)
Total adjustments	5,470	6,228
Net Cash Provided by Operating Activities from Continuing Operations	15,370	19,783

Investing Activities
Capital expenditures	(9,476)	(7,581)
Acquisitions, net of cash acquired	(9,570)	(23,143)
Dispositions	22	375
Distributions from DIRECTV in excess of cumulative equity in earnings	1,638	—
Other - net	75	20
Net Cash Used in Investing Activities from Continuing Operations	(17,311)	(30,329)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	172	76
Issuance of other short-term borrowings	2,593	16,440
Repayment of other short-term borrowings	(15,613)	(857)
Issuance of long-term debt	479	9,097
Repayment of long-term debt	(24,213)	(1,096)
Repayment of note payable to DIRECTV	(722)	—
Payment of vendor financing	(3,337)	(2,994)
Purchase of treasury stock	(872)	(185)
Issuance of treasury stock	28	85
Dividends paid	(5,835)	(7,571)
Other - net	(2,144)	(892)
Net Cash (Used in) Provided by Financing Activities from Continuing Operations	(49,464)	12,103
Net (decrease) increase in cash and cash equivalents and restricted cash from continuing operations	(51,405)	1,557
Cash flows from Discontinued Operations:
Cash (used in) provided by operating activities	(3,731)	1,054
Cash provided by (used in) investing activities	872	(302)
Cash provided by (used in) financing activities	37,065	(203)
Net increase in cash and cash equivalents and restricted cash from discontinued operations	34,206	549
Net (decrease) increase in cash and cash equivalents and restricted cash	$(17,199)	$2,106
Cash and cash equivalents and restricted cash beginning of year	21,316	9,870
Cash and Cash Equivalents and Restricted Cash End of Period	$4,117	$11,976

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2022	2021	Change	2022	2021	Change
Capital expenditures
Purchase of property and equipment	$4,867	$3,677	32.4%	$9,399	$7,487	25.5%
Interest during construction - capital expenditures	41	33	24.2%	77	94	(18.1)%
Total Capital Expenditures	$4,908	$3,710	32.3%	$9,476	$7,581	25.0%

Acquisition, net of cash acquired
Spectrum acquisitions	$8	$10	(20.0)%	$8,964	$22,886	(60.8)%
Interest during construction - spectrum	318	257	23.7%	606	257	—%
Total Acquisitions	$326	$267	22.1%	$9,570	$23,143	(58.6)%

Dividends Declared per Common Share	$0.2775	$0.52	(46.6)%	$0.5550	$1.04	(46.6)%

End of Period Common Shares Outstanding (000,000)	7,126	7,140	(0.2)%
Debt Ratio	49.9%	49.7%	20	BP
Total Employees	172,400	188,710	(8.6)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to refine the allocation of shared infrastructure costs between the Communications segment and Corporate and Other.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2022	2021	Change	2022	2021	Change
Segment Operating Revenues
Mobility	$19,926	$18,936	5.2%	$40,001	$37,970	5.3%
Business Wireline	5,595	6,052	(7.6)%	11,235	12,098	(7.1)%
Consumer Wireline	3,174	3,140	1.1%	6,335	6,238	1.6%
Total Segment Operating Revenues	28,695	28,128	2.0%	57,571	56,306	2.2%

Operating Income
Mobility	6,212	6,007	3.4%	12,065	12,051	0.1%
Business Wireline	710	1,069	(33.6)%	1,569	2,149	(27.0)%
Consumer Wireline	304	308	(1.3)%	621	615	1.0%
Total Operating Income	$7,226	$7,384	(2.1)%	$14,255	$14,815	(3.8)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				June 30,		Percent
				2022	2021	Change
Broadband Connections
Broadband				15,136	14,988	1.0%
DSL				373	493	(24.3)%
Total Broadband Connections				15,509	15,481	0.2%

Voice Connections
Retail Consumer Switched Access Lines				5,725	6,691	(14.4)%
U-verse Consumer VoIP Connections				3,124	3,559	(12.2)%
Total Retail Voice Connections				8,849	10,250	(13.7)%

	Second Quarter		Percent	Six-Month Period		Percent
	2022	2021	Change	2022	2021	Change
Broadband Net Additions
Broadband	6	80	(92.5)%	62	170	(63.5)%
DSL	(30)	(34)	11.8%	(57)	(73)	21.9%
Total Broadband Net Additions	(24)	46	—%	5	97	(94.8)%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Service	$15,004	$14,346	4.6%	$29,728	$28,394	4.7%
Equipment	4,922	4,590	7.2%	10,273	9,576	7.3%
Total Operating Revenues	19,926	18,936	5.2%	40,001	37,970	5.3%

Operating Expenses
Operations and support	11,697	10,906	7.3%	23,860	21,882	9.0%
Depreciation and amortization	2,017	2,023	(0.3)%	4,076	4,037	1.0%
Total Operating Expenses	13,714	12,929	6.1%	27,936	25,919	7.8%
Operating Income	$6,212	$6,007	3.4%	$12,065	$12,051	0.1%

Operating Income Margin	31.2%	31.7%	(50)	BP	30.2%	31.7%	(150)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2022	2021	Change
Mobility Subscribers
Postpaid	82,694	79,059	4.6%
Postpaid phone	68,311	65,503	4.3%
Prepaid	19,095	18,681	2.2%
Reseller	5,480	6,406	(14.5)%
Connected Devices	96,104	87,500	9.8%
Total Mobility Subscribers[1]	203,373	191,646	6.1%
[1]Wireless subscribers at June 30, 2022 includes a reduction of 10.7 million subscribers and connections (899 postpaid, including 438 phone, 234 prepaid, 749 reseller subscribers, and 8.8 million connected devices) resulting from our 3G network shutdown in February 2022.

Second Quarter	Percent	Six-Month Period	Percent
2022	2021	Change	2022	2021	Change
Mobility Net Additions
Postpaid Phone Net Additions	813	789	3.0%	1,504	1,384	8.7%
Total Phone Net Additions	1,009	963	4.8%	1,813	1,765	2.7%

Postpaid	1,058	1,156	(8.5)%	2,023	1,979	2.2%
Prepaid	231	297	(22.2)%	347	576	(39.8)%
Reseller	21	(125)	—%	4	(193)	—%
Connected Devices	5,292	4,209	25.7%	9,760	6,726	45.1%
Total Mobility Net Additions	6,602	5,537	19.2%	12,134	9,088	33.5%

Postpaid Churn	0.93%	0.87%	6	BP	0.93%	0.90%	3 BP
Postpaid Phone-Only Churn	0.75%	0.69%	6	BP	0.77%	0.73%	4 BP

Business Wireline

Business Wireline provides advanced IP-based services, as well as traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Service	$5,416	$5,860	(7.6)%	$10,894	$11,732	(7.1)%
Equipment	179	192	(6.8)%	341	366	(6.8)%
Total Operating Revenues	5,595	6,052	(7.6)%	11,235	12,098	(7.1)%

Operating Expenses
Operations and support	3,572	3,690	(3.2)%	7,054	7,378	(4.4)%
Depreciation and amortization	1,313	1,293	1.5%	2,612	2,571	1.6%
Total Operating Expenses	4,885	4,983	(2.0)%	9,666	9,949	(2.8)%
Operating Income	$710	$1,069	(33.6)%	$1,569	$2,149	(27.0)%

Operating Income Margin	12.7%	17.7%	(500)	BP	14.0%	17.8%	(380)	BP

Consumer Wireline

Consumer Wireline provides broadband, including fiber, and legacy telephony voice communication services to residential customers.

Consumer Wireline Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Broadband	$2,393	$2,266	5.6%	$4,748	$4,471	6.2%
Legacy voice and data services	445	504	(11.7)%	905	1,023	(11.5)%
Other service and equipment	336	370	(9.2)%	682	744	(8.3)%
Total Operating Revenues	3,174	3,140	1.1%	6,335	6,238	1.6%

Operating Expenses
Operations and support	2,085	2,063	1.1%	4,163	4,092	1.7%
Depreciation and amortization	785	769	2.1%	1,551	1,531	1.3%
Total Operating Expenses	2,870	2,832	1.3%	5,714	5,623	1.6%
Operating Income	$304	$308	(1.3)%	$621	$615	1.0%

Operating Income Margin	9.6%	9.8%	(20)	BP	9.8%	9.9%	(10)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2022	2021	Change
Broadband Connections
Total Broadband and DSL Connections	14,105	14,174	(0.5)%
Broadband	13,825	13,818	0.1%
Fiber Broadband Connections	6,597	5,432	21.4%

Voice Connections
Retail Consumer Switched Access Lines	2,228	2,631	(15.3)%
U-verse Consumer VoIP Connections	2,521	2,965	(15.0)%
Total Retail Consumer Voice Connections	4,749	5,596	(15.1)%

Second Quarter	Percent	Six-Month Period	Percent
2022	2021	Change	2022	2021	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	(43)	28	—%	(55)	74	—%
Broadband	(25)	51	—%	(20)	125	—%
Fiber Broadband Net Additions	316	246	28.5%	605	481	25.8%

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers.

Business Solutions Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Wireless service	$2,175	$2,025	7.4%	$4,309	$3,994	7.9%
Wireline service	5,416	5,860	(7.6)%	10,894	11,732	(7.1)%
Wireless equipment	874	781	11.9%	1,773	1,571	12.9%
Wireline equipment	179	192	(6.8)%	341	366	(6.8)%
Total Operating Revenues	8,644	8,858	(2.4)%	17,317	17,663	(2.0)%

Operating Expenses
Operations and support	5,684	5,643	0.7%	11,292	11,162	1.2%
Depreciation and amortization	1,666	1,638	1.7%	3,326	3,252	2.3%
Total Operating Expenses	7,350	7,281	0.9%	14,618	14,414	1.4%
Operating Income	$1,294	$1,577	(17.9)%	$2,699	$3,249	(16.9)%

Operating Income Margin	15.0%	17.8%	(280)	BP	15.6%	18.4%	(280)	BP

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2022	2021		Change	2022	2021		Change
Operating Revenues
Wireless service	$534	$447		19.5%	$1,024	$886		15.6%
Wireless equipment	274	241		13.7%	474	433		9.5%
Total Segment Operating Revenues	808	688		17.4%	1,498	1,319		13.6%

Operating Expenses
Operations and support	721	667		8.1%	1,352	1,287		5.1%
Depreciation and amortization	169	150		12.7%	330	295		11.9%
Total Segment Operating Expenses	890	817		8.9%	1,682	1,582		6.3%
Operating Income (Loss)	$(82)	$(129)		36.4%	$(184)	$(263)		30.0%

Operating Income Margin	(10.1)%	(18.8)%	870	BP	(12.3)%	(19.9)%	760	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,			Percent
					2022	2021		Change
Mexico Wireless Subscribers
Postpaid					4,835	4,745		1.9%
Prepaid					15,422	13,810		11.7%
Reseller					443	491		(9.8)%
Total Mexico Wireless Subscribers					20,700	19,046		8.7%

	Second Quarter			Percent	Six-Month Period			Percent
	2022	2021		Change	2022	2021		Change
Mexico Wireless Net Additions
Postpaid	25	20		25.0%	28	49		(42.9)%
Prepaid	187	54		—%	365	52		—%
Reseller	(15)	(9)		(66.7)%	(55)	2		—%
Total Mexico Wireless Net Additions	197	65		—%	338	103		—%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
June 30, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$19,926	$11,697	$8,229	$2,017	$6,212
Business Wireline	5,595	3,572	2,023	1,313	710
Consumer Wireline	3,174	2,085	1,089	785	304
Total Communications	28,695	17,354	11,341	4,115	7,226
Latin America - Mexico	808	721	87	169	(82)
Segment Total	29,503	18,075	11,428	4,284	7,144
Corporate and Other
Corporate:
DTV-related retained costs	—	207	(207)	135	(342)
Parent administration support	(6)	303	(309)	4	(313)
Securitization fees	17	78	(61)	—	(61)
Value portfolio	129	37	92	10	82
Total Corporate	140	625	(485)	149	(634)
Reclassification of prior service credits	—	613	(613)	—	(613)
Merger & Significant Items	—	924	(924)	17	(941)
Total Corporate and Other	140	2,162	(2,022)	166	(2,188)
AT&T Inc.	$29,643	$20,237	$9,406	$4,450	$4,956

Three Months Ended
Dollars in millions
Unaudited
June 30, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$18,936	$10,906	$8,030	$2,023	$6,007
Business Wireline	6,052	3,690	2,362	1,293	1,069
Consumer Wireline	3,140	2,063	1,077	769	308
Total Communications	28,128	16,659	11,469	4,085	7,384
Latin America - Mexico	688	667	21	150	(129)
Segment Total	28,816	17,326	11,490	4,235	7,255
Corporate and Other
Corporate:
DTV-related retained costs	—	—	—	—	—
Parent administration support	3	414	(411)	8	(419)
Securitization fees	15	12	3	—	3
Value portfolio	166	71	95	10	85
Total Corporate	184	497	(313)	18	(331)
Video	6,639	5,275	1,364	148	1,216
Held-for-sale and other reclassifications	158	96	62	—	62
Reclassification of prior service credits	—	672	(672)	—	(672)
Merger & Significant Items	—	(70)	70	28	42
Eliminations and consolidations	(57)	(57)	—	—	—
Total Corporate and Other	6,924	6,413	511	194	317
AT&T Inc.	$35,740	$23,739	$12,001	$4,429	$7,572

SUPPLEMENTAL SEGMENT RECONCILIATION

Six Months Ended
Dollars in millions
Unaudited
June 30, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$40,001	$23,860	$16,141	$4,076	$12,065
Business Wireline	11,235	7,054	4,181	2,612	1,569
Consumer Wireline	6,335	4,163	2,172	1,551	621
Total Communications	57,571	35,077	22,494	8,239	14,255
Latin America - Mexico	1,498	1,352	146	330	(184)
Segment Total	59,069	36,429	22,640	8,569	14,071
Corporate and Other
Corporate:
DTV-related retained costs	8	335	(327)	269	(596)
Parent administration support	(18)	607	(625)	10	(635)
Securitization fees	33	160	(127)	—	(127)
Value portfolio	263	74	189	20	169
Total Corporate	286	1,176	(890)	299	(1,189)
Reclassification of prior service credits	—	1,230	(1,230)	—	(1,230)
Merger & Significant Items	—	1,115	(1,115)	44	(1,159)
Total Corporate and Other	286	3,521	(3,235)	343	(3,578)
AT&T Inc.	$59,355	$39,950	$19,405	$8,912	$10,493

Six Months Ended
Dollars in millions
Unaudited
June 30, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$37,970	$21,882	$16,088	$4,037	$12,051
Business Wireline	12,098	7,378	4,720	2,571	2,149
Consumer Wireline	6,238	4,092	2,146	1,531	615
Total Communications	56,306	33,352	22,954	8,139	14,815
Latin America - Mexico	1,319	1,287	32	295	(263)
Segment Total	57,625	34,639	22,986	8,434	14,552
Corporate and Other
Corporate:
DTV-related retained costs	—	—	—	—	—
Parent administration support	(12)	787	(799)	15	(814)
Securitization fees	28	52	(24)	—	(24)
Value portfolio	342	115	227	20	207
Total Corporate	358	954	(596)	35	(631)
Video	13,364	10,935	2,429	312	2,117
Held-for-sale and other reclassifications	389	275	114	—	114
Reclassification of prior service credits	—	1,341	(1,341)	—	(1,341)
Merger & Significant Items	—	(69)	69	114	(45)
Eliminations and consolidations	(119)	(119)	—	—	—
Total Corporate and Other	13,992	13,317	675	461	214
AT&T Inc.	$71,617	$47,956	$23,661	$8,895	$14,766